EMPLOYMENT AGREEMENT

     AGREEMENT, dated as of November 12, 2002, by and between theglobe.com, inc., a Delaware corporation (the "Company"), and Brian Fowler ("Executive").

IN CONSIDERATION of the premises and the mutual covenants set forth below, the parties hereby agree as follows:

     1.  Employment.  The Company hereby agrees to employ Executive as the Chief
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Technical  Officer of the Company (the "CTO"), and Executive hereby accepts such employment,  on  the  terms  and  conditions  hereinafter  set  forth.

     2.  Term.  The  period of employment of Executive by the Company under this
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Agreement  (the  "Employment  Period")  shall  commence  on the date hereof (the
"Commencement Date") and shall continue through the first anniversary thereof; provided, that, the Employment Period shall automatically extend for one year unless either the Company or Executive provides written notice to the other not to further extend the Employment Period thirty (30) days prior to the expiration of the term.

     3. Position and Duties. During the Employment Period, Executive shall serve
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as  Chief  Technical Officer, and shall report either to the Company's President or Chief Executive Officer. Executive shall devote 100% of his working time, attention and energies during normal business hours (other than absences due to illness or vacation) to his duties as Chief Technical Officer of the Company.

     4.  Place  of  Performance.  The principal place of employment of Executive
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shall  be  at  the  Company's  principal  executive  offices in Fort Lauderdale,
Florida, or any other offices deemed necessary by the Company's Board of Directors.

     5.  Compensation  and  Related  Matters.
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         (a)   Base  Salary. During the Employment Period, the Company shall pay
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Executive  a base salary at the rate of not less than US$125,000 per year ("Base
Salary"). Executive's Base Salary shall be paid in approximately equal semi-monthly installments in accordance with the Company's customary payroll practices. The Board of Directors of the Company (the "Board") may at its sole discretion review Executive's Base Salary for increase annually and consistent with the compensation practices and guidelines of the Company. If Executive's Base Salary is increased by the Company, such increased Base Salary shall then constitute the Base Salary for all purposes of this Agreement. In addition to Base Salary, Executive may be eligible for certain bonus payments at the sole discretion of the Board of Directors.

         (b)   Expenses.  The Company shall promptly reimburse Executive for all
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reasonable  business  expenses  upon  the  presentation  of  reasonably itemized statements of such expenses in accordance with the Company's policies and procedures now in force or as such policies and procedures may be modified with respect to all employees of the Company.


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         (c)   Vacation.  Executive  shall  be  entitled  to  (3)  weeks of paid
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vacation  per year. Unused vacation may not be carried over from one year to the other. In addition to vacation, Executive shall be entitled to sick days and personal days in accordance with Company policy.

         (d)  Benefits. Executive shall be entitled to receive the same benefits
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offered  by  the  Company from time to time to other employees of the Company at the same level as the Executive, which at the date hereof are those benefits described in Schedule A hereto.

     6.  Termination.  Executive's employment hereunder may be terminated during
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the  Employment  Period  under  the  following  circumstances:

         (a)   Death.  Executive's employment hereunder shall terminate upon his
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death.

         (b)   Disability.  If,  as  a  result  of Executive's incapacity due to
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physical  or  mental  illness, Executive shall have been substantially unable to perform his duties hereunder for an entire period of three (3) consecutive months, and within thirty (30) days after written Notice of Termination is given after such three (3) month period, Executive shall not have returned to the substantial performance of his duties on a full-time basis, the Company shall have the right to terminate Executive's employment hereunder for "Disability", and such termination in and of itself shall not be, nor shall it be deemed to be, a breach of this Agreement.

         (c)   Cause.  The Company shall have the right to terminate Executive's
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employment  for  Cause.  Cause  is  defined  as:

              (i) final conviction of or plea of guilty or no contest to a felony involving moral turpitude; or

              (ii) willful misconduct that is materially and demonstrably injurious economically to the Company.

          (d)  Good  Reason.  Executive  may  terminate his employment for "Good
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Reason"  within  thirty  (30)  days  after Executive has actual knowledge of the occurrence, without the written consent of Executive, of any breach of a material provision of this Agreement by the Company or any Affiliate. For greater certainty, the failure of the Executive to terminate his employment within thirty (30) days of his actual knowledge of "Good Reason" shall not preclude the Executive from subsequently terminating his employment pursuant to this Section 6(d), provided that he does so within thirty (30) days of his actual knowledge of the occurrence or reoccurrence of "Good Reason".

          (e)  Without  Cause.  Subject to Section 10(a), the Company shall have
               ---------------
the right to terminate Executive's employment hereunder without Cause by providing Executive with a Notice of Termination at least thirty (30) days prior to such termination, and such termination shall not in and of itself be, nor shall it be deemed to be, a breach of this Agreement.

          (e)  Without  Good Reason. Executive shall have the right to terminate
               ---------------------
his employment hereunder without Good Reason by providing the Company with a Notice of


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
Termination at least thirty (30) days prior to such termination, and such termination shall not in and of itself be, nor shall it be deemed to be, a breach of this Agreement.

     7.  Proprietary Information and Inventions.  Executive  acknowledges  that
         ---------------------------------------
any proprietary information owned by the Company must be held in strict confidence both during and after employment. Executive also acknowledges that any inventions or proprietary processes, patentable or otherwise, are and will remain the property of the Company. Executive agrees to assign to theglobe.com any inventions or proprietary processes, patentable or otherwise, created through Executive's work with the Company.

     8.  Non-Compete. Executive shall not be permitted to seek employment in the
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Digital  Telephony  industry  in  any  capacity  for  a  period  of:

               (i) One (1) year following termination without Cause by the Company or resignation for Good Reason by the Executive.

               (ii) Three (3) years following termination for Cause by the Company or resignation without Good Reason by the Executive.

     9.  Termination  Procedure.
         -----------------------

         (a)   Notice  of Termination. Any termination of Executive's employment
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by  the  Company  or  by  Executive  during  the  Employment  Period (other than termination pursuant to Section 6(a)) shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 13. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

         (b)   Date  of  Termination.  "Date  of  Termination" shall mean (i) if
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Executive's  employment  is terminated by his death, the date of his death, (ii)
if Executive's employment is terminated pursuant to Section 6(b), thirty (30) days after Notice of Termination, and (iii) if Executive's employment is terminated for any other reason, the date on which a Notice of Termination is given or any later date (within thirty (30) days after the giving of such notice) set forth in such Notice of Termination.

     10.  Compensation  Upon  Termination  or  During  Disability.  In the event
          --------------------------------------------------------
Executive is disabled or his employment terminates during the Employment Period, the Company shall provide Executive with the payments and benefits set forth below. Executive acknowledges and agrees that the payments set forth in this
Section 10 constitute liquidated damages for termination of his employment during the Employment Period.

         (a)   Termination  By  Company  without  Cause or By Executive for Good
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Reason.  If Executive's employment is terminated by the Company without Cause or
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by  Executive  for  Good  Reason:


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
               (i) within ten (10) days following such termination, the Company shall pay to Executive (A) his Base Salary and bonus through the Date of Termination, (B) any accrued vacation pay (clauses (A) and (B) of this Section 8(a)(i) collectively referred to as the "Accrued Benefits"); and
     (C) his Base Salary shall continue to be paid, consistent with normal payroll practices for: (a) the number of months following such termination calculated as 12 less the number of months or part months that have elapsed since the Commencement Date, if such termination occurs within six months of the Commencement Date; and (b) six months following such termination in all other cases.

(ii) the Company shall reimburse Executive pursuant to Section 5 for reasonable expenses incurred, but not paid prior to such termination of employment; and

         (b)   Cause  or  By  Executive  Without  Good  Reason.  If  Executive's
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employment  is  terminated  by the Company for Cause or by Executive (other than for  Good  Reason):

               (i)  the  Company  shall  pay Executive his Accrued Benefits; and

               (ii) the Company shall reimburse Executive pursuant to Section 5 for reasonable expenses incurred, but not paid prior to such termination of employment; and

          (c)  Disability. During any period that Executive fails to perform his
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duties  hereunder  as  a  result of incapacity due to physical or mental illness
("Disability Period"), Executive shall continue to receive his full Base Salary set forth in Section 5(a) until his employment is terminated pursuant to Section 6(b). In the event Executive's employment is terminated for Disability pursuant to Section 6(b):

               (i) the Company shall pay to Executive his Accrued Benefits and continue to provide continued benefits for one (1) year; and

               (ii) the Company shall reimburse Executive pursuant to Section 5 for reasonable expenses incurred, but not paid prior to such termination of employment; and

         (d)   Death.  If  Executive's  employment  is  terminated by his death:
               ------

               (i) the Company shall pay in a lump sum to Executive's beneficiary, legal representatives or estate, as the case may be, Executive's Accrued Benefits; and

     11.  Arbitration. If any contest or dispute arises between the parties with
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respect to this Agreement, such contest or dispute shall be submitted to binding arbitration for resolution in Fort Lauderdale, Florida in accordance with the rules and procedures of the Employment Dispute Resolution Rules of the American Arbitration Association then in effect.


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
The decision of the arbitrator shall be final and binding on both parties, and any court of competent jurisdiction may enter judgment upon the award.

     12.  Successors;  Binding  Agreement.
          -------------------------------

          (a)  Company's  Successors.  The  Company  may  assign or transfer its
               ----------------------
rights and obligations under this Agreement to any of its successors (whether direct or indirect, by purchase, merger, consolidation or otherwise).

          (b)  Executive's  Successors.  No  rights  or obligations of Executive
               ------------------------
under this Agreement may be assigned or transferred by Executive other than his rights to payments or benefits hereunder, which may be transferred only by will or the laws of descent and distribution.

     13.  Notice.  For  the purposes of this Agreement, notices, demands and all
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other  communications  provided  for  in  this Agreement shall be in writing and shall be deemed to have been duly given when delivered either personally or by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

          If to Executive:

          784 SW 158 Lane
          Sunrise, Florida
          33326


          If to the Company:

          110 East Broward Boulevard, Suite 1400
          Fort Lauderdale, Florida 33301
          Fax: (954) 769-5930

          Attention: Edward A. Cespedes

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     14.  Miscellaneous.  No  provisions  of  this  Agreement  may  be  amended,
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modified,  or  waived  unless  such  amendment  or  modification is agreed to in writing signed by Executive and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The respective rights and obligations of the parties hereunder of this Agreement shall survive Executive's termination of employment and the termination of this Agreement to the extent necessary for the intended preservation of such rights and obligations. The validity, interpretation, construction and


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
performance of this Agreement shall be governed by the laws of the State of Florida without regard to its conflicts of law principles.

     15.  Validity.  The  invalidity  or  unenforceability  of  any provision or
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provisions  of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     16.  Counterparts.  This  Agreement  may  be  executed  in  one  or  more
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counterparts,  each  of which shall be deemed to be an original but all of which together  will  constitute  one  and  the  same  instrument.

     17.  Entire Agreement. Except as other provided herein, this Agreement sets
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forth  the  entire  agreement  of  the  parties hereto in respect of the subject matter contained herein and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto in respect of such subject matter. Except as other provided herein, any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

     18.  Withholding.  All  payments hereunder shall be subject to any required
          ------------
withholding of Federal, state and local taxes pursuant to any applicable law or regulation.

     19.  Noncontravention.  The  Company  represents  that  the  Company is not
          -----------------
prevented from entering into, or performing this Agreement by the terms of any law, order, rule or regulation, its by-laws or declaration of trust, or any agreement to which it is a party, other than which would not have a material adverse effect on the Company's ability to enter into or perform this Agreement.

     20.  Section  Headings.  The  section  headings  in  this Agreement are for
          ------------------
convenience of reference only, and they form no part of this Agreement and shall not affect its interpretation.

     21.  Conditions.  Employment of the Executive pursuant to this Agreement is
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conditional  upon the Company completing to its complete satisfaction background investigations of the Executive and upon the Executive verifying to the Company's satisfaction his eligibility for employment in the U.S. which meets the requirements of the U.S. Department of Justice. Upon the execution of this Agreement, the Executive shall provide the Company with: (i) a copy of the Executive's Social Security Card; (ii) proof of permanent residency in the U.S. or, if the Executive is a U.S. citizen, a copy of a document proving legal immigration status; and (iii) a copy of the Executive's driver's license.


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
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.




                                        theglobe.com, inc.



                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:



                                        ----------------------------------------
                                        Executive


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